[LOGO] MFS(SM)                                                     Annual Report
INVESTMENT MANAGEMENT                                             for Year Ended
                                                               November 30, 1996
MFS(R) WORLD GOVERNMENTS FUND

[GRAPHIC OMITTED]

--------------------------------------------------------------------------------
        AMERICA LEARNS HOW "WE INVENTED THE MUTUAL FUND", (see page 31)
--------------------------------------------------------------------------------

TABLE OF CONTENTS
Letter from the Chairman ................................................... 1
A Discussion with the Portfolio Manager .................................... 3
Portfolio Manager's Profile ................................................ 7
Fund Facts ................................................................. 8
Performance Summary ........................................................ 8
Tax Form Summary ...........................................................10
Portfolio of Investments ...................................................11
Financial Statements .......................................................14
Notes to Financial Statements ..............................................21
Independent Auditors' Report ...............................................30
MFS Family of Funds ........................................................32
Trustees and Officers ......................................................33

--------------------------------------------------------------------------------
  HIGHLIGHTS
  o FOR THE 12 MONTHS ENDED NOVEMBER 30, 1996, CLASS A SHARES OF THE FUND PROVIDED A TOTAL RETURN AT NET ASSET VALUE OF 7.36%, CLASS B SHARES 6.39%, AND CLASS C SHARES 6.56%.

  o THE BEST-PERFORMING BOND MARKETS THIS PAST YEAR WERE THE HIGHER- YIELDING MARKETS, SUCH AS AUSTRALIA, CANADA, SPAIN, AND ITALY, WHILE THE CORE MARKETS -- THE UNITED STATES, JAPAN, AND GERMANY -- WERE THE WORST PERFORMERS.

  o WHILE ALL COUNTRIES ARE TRYING TO REDUCE DEFICITS, SUCCESS HAS BEEN ELUSIVE FOR SOME, PARTLY DUE TO THEIR WEAK ECONOMIES. TAX REVENUES ARE NOT GROWING RAPIDLY, AND SOCIAL PAYMENTS SUCH AS UNEMPLOYMENT BENEFITS ARE RISING IN SOME COUNTRIES.

  o OUR OUTLOOK FOR JAPAN CALLS FOR A CONTINUATION OF SLOW, SOMEWHAT CHOPPY GROWTH WITH VERY LOW INFLATION -- AT ESSENTIALLY ZERO, AND POSSIBLY EVEN NEGATIVE.
--------------------------------------------------------------------------------

LETTER FROM THE CHAIRMAN

----------------------------

[Photo of A. Keith Brodkin]

----------------------------
   A. Keith Brodkin

Dear Shareholders:
The U.S. economy appears to have settled into a pattern of moderate growth and inflation -- two factors that we think can be important contributors to a favorable long-term investment climate. During the first quarter of 1996, real (inflation-adjusted) economic growth was 2.3% on an annualized basis, followed by a rate of 4.7% in the second quarter. However, this unexpectedly high level was followed by a more moderate 2.0% pace during the third quarter. Overall, real growth in gross domestic product has surpassed our expectations this year, and we now expect that growth for all of 1996 could exceed 2.5%. While the consumer appears to be carrying an excessive debt load, this sector, which represents two-thirds of the economy, provided some support to the automobile and housing markets through much of the year. Consumer spending has also been positively impacted by widespread job growth and, more recently, modestly increasing wages. Retail sales, which have been flat for several months, appear to be improving during the holiday shopping season. The economies of Europe and Japan, meanwhile, continue to be in the doldrums, weakening U.S. export markets. Finally, the capital spending plans of American corporations are far from robust. Thus, while economic growth should continue, we expect some slackening toward the end of the year.

  In the bond markets, persistent signs of economic weakness led to decreases in short-term interest rates by the Federal Reserve Board in late 1995 and early 1996. Should signs of more rapid economic growth and, particularly, of higher inflation resurface, we would expect the Fed to maintain its anti- inflationary stance. Through the middle of the year, bond markets traded in a narrow range as investors shifted between concern for the lack of a budget resolution in Washington and hope that sluggish economic reports and low inflation might lead to lower interest rates. Later, fixed-income markets began reacting to conflicting signals regarding the economy's strength with more volatile trading patterns marked by a downward bias in interest rates. Interest rates may move higher over the coming months, but we believe that, at current levels, fixed-income markets are equitably valued.

  Outside the United States, we see similar economic backdrops, with slow to moderate growth and low inflation in the developed countries of Europe and Japan. We believe the long-term underperformance of many of these markets relative to the United States has created some attractive valuations. European markets such as the United Kingdom and Germany have recently eased monetary policy, a trend which may continue as German and other central banks seek economic stimulus. Meanwhile, corporate earnings growth is expected to improve in these markets, which may lead to their outperforming the U.S. market.

  Finally, as you may notice, this report to shareholders incorporates a number of changes which we hope you will find informative and useful. Following a discussion with the Portfolio Manager, we have added new information on the Fund's holdings, including charts illustrating the portfolio's concentration in the types of investments that meet its criteria. Near the back of the report, telephone numbers and addresses are listed if you would like to contact MFS.

  We appreciate your support and welcome any questions or comments you may have.

    Respectfully,

/s/ A. Keith Brodkin
    A. Keith Brodkin
    Chairman and President

    December 12, 1996

A DISCUSSION WITH THE PORTFOLIO MANAGER

---------------------------------

[Photo of Richard O. Hawkins]

---------------------------------
      Richard O. Hawkins

For the 12 months ended November 30, 1996, Class A shares of the Fund provided a total return of 7.36%, Class B shares 6.39%, and Class C shares 6.56%. All of these returns assume the reinvestment of distributions but exclude the effects of any sales charges and compare to a 6.43% return for the J.P. Morgan Global Government Bond Index (the Morgan Index), an aggregate index of actively traded government bonds issued by 13 countries, including the United States, with remaining maturities of at least one year.

Q. WHAT DO YOU SEE AS SOME OF THE REASONS FOR THIS PERFORMANCE, RICHARD?
A. The best-performing bond markets this past year were the higher-yielding markets of Australia, Canada, Spain, Sweden, and Italy. In local currency terms, the core markets -- the United States, Japan, and Germany -- were the worst performers. This mix of performance reflected the relatively better fundamental trends in the noncore markets. Since our focus is to identify and benefit from improving fundamental conditions, we have been overweighted in the noncore markets. The strong local bond returns were reduced by the rise in the U.S. dollar. Since a good portion of the portfolio was hedged back into the dollar for most of this period, the Fund's Class A return exceeded the Morgan Index benchmark.

Q. HOW WOULD YOU DESCRIBE THE OVERALL ECONOMIC ENVIRONMENT YOU FACED OVER THE PAST YEAR, PARTICULARLY AS IT RELATES TO THE FUND?
A. Roughly speaking, the year can be divided into two halves. During the first half, concerns about accelerating U.S. growth, and its potential boost to other major economies, set off a rise in interest rates based on fears of higher inflation and one or more rate hikes by the Federal Reserve Board. It was during this period that the majority of the U.S. dollar rise was seen. In the second half, the U.S. economy slowed, inflation fears receded, and rates declined. In Europe, generally, and Japan, the story is more one of gradual economic recovery.

Q. LET'S LOOK AT SOME SPECIFIC MARKETS. HOW HAS THE U.S. MARKET PERFORMED OVER THE PAST YEAR, AND WHAT IS YOUR OUTLOOK FOR THE UNITED STATES GOING FORWARD?
A. As we mentioned, U.S. rates rose due to the strength of the economy. At the beginning of the year, when rates were at their low, the market was also expecting, or hoping for, further efforts in Washington to curtail the deficit. When the election season got underway, these plans were put on hold, disappointing the market. On the other hand, despite solid growth, it became clear by the second half that underlying inflation had actually continued to fall, a fact which contributed to the rate decline seen since the summer. Going forward, the outlook is fairly neutral. Growth should remain on track and inflation subdued. Month-to-month oscillations in the economy may cause rates to shift, but the overall prospect for next year would seem to be for rates to fluctuate in a range around current levels.

Q. WHAT ABOUT OTHER DOLLAR-BLOC MARKETS? THEY PERFORMED WELL OVER THE LAST YEAR. DO YOU BELIEVE THEY CAN CONTINUE TO DO WELL?
A. We believe Australia and Canada have good potential to outperform the United States again next year. In Canada, inflation is likely to remain below U.S. levels, and the government is making great progress on the budget deficit. In Australia, the story is similar, in that the government is working to cut the budget deficit and increase national savings, while inflation is tame.

Q. LET'S GO TO JAPAN. WHAT SIGNS ARE WE SEEING THAT THE RECOVERY IS CONTINUING OR SLOWING DOWN, AND HOW ARE YOUR OBSERVATIONS REFLECTED IN THE FUND?
A. Japan is in a situation similar to the U.S. economy's in the early 1990s, but their problems are proportionally bigger. Even though the stock market and real estate bubbles in Japan burst early in this decade, the banks, which were lending against stocks and buildings as collateral, have not yet fully written down their bad debt. Officials, seeking rightly to avoid an outright depression, are moving very slowly to deregulate the economy. The weaker yen has clearly helped revive the export sector, but Japanese consumers and businesspeople remain nervous. Our outlook calls for a continuation of slow, somewhat choppy growth with very low inflation -- essentially zero, and possibly even negative. These conditions are quite positive for fixed-income investments, but we are underweighted in Japan because we feel other markets offer better prospects.

Q. EUROPE, MEANWHILE, IS STILL MOVING TOWARD MONETARY UNION IN JANUARY 1999.
TO GET READY, EUROPEAN COUNTRIES ARE SUPPOSED TO BE CUTTING THEIR BUDGETS AND REDUCING DEFICITS. HOW'S THIS COMING?
A. All countries are making efforts to reduce deficits, but success has been elusive for some. The weak economic environment has been partly at fault, since tax revenues are not growing rapidly, and social payments such as unemployment benefits are rising in some countries. Ironically, the German deficit has, if anything, deteriorated this year. An economic upturn in 1997 may help, but the underlying problem remains low potential growth. European businesses have high cost structures in the form of direct payments, such as wages and taxes, and indirect costs from rigid regulations. On this front, progress has been generally slow, so longer-term issues still need to be addressed.

  This is good and bad news for bond markets. For most of the year, European bonds were overweighted to take advantage of low growth, declining deficits, and falling official interest rates. Over this period, German interest rates dropped relative to U.S. rates by 1.00%. Other European markets, where the portfolio was overweighted, outperformed Germany's. As the year draws to a close, however, the room for further outperformance by Europe as a whole appears more limited. At present, the Fund is back to a neutral weighting in Europe overall.

Q. WHAT CAN YOU TELL US ABOUT THE FUND'S CURRENCY SIDE? WHERE ARE YOUR LARGEST CURRENCY WEIGHTINGS, AND WHAT IS YOUR OUTLOOK FOR THESE MARKETS?
A. Just as low growth and falling inflation have generally supported foreign bonds this past year, these same forces weighed down their respective currencies. A sizable portion of the foreign bonds in the portfolio were judiciously hedged back into U.S. dollars for most of the year, helping to protect against the stronger dollar. In 1997, it is harder to see the case for a similar rise in the U.S. dollar. The United States still needs to borrow immense sums from the rest of the world every year, although foreigners have been willing lenders in 1996. The question remains how long their interest will be sustained. Also, while stronger U.S. growth pushed the dollar up relative to currencies of countries with weaker economies this year, next year that advantage could be less apparent. Our current weightings are neutral, reflecting the fine balance between these factors.

Q. CAN YOU TALK ABOUT SOME COUNTRIES THAT PERFORMED AS WELL AS OR BETTER THAN EXPECTED OVER THE PAST YEAR, AND WHY YOU THINK THEY DID WELL?
A. Overall, our weightings decisions were correct, favoring the noncore bond markets and U.S. dollar-related currencies, as we have already discussed. Our expectations of even higher rates in the United States did not materialize in the second half of the year, however. We overestimated the consumers' willingness to spend and underestimated their desire to increase savings. As measured in the national statistics, savings rose very rapidly by historical standards in 1996. In our view, one of the risks for the U.S. bond market in 1997 is the possibility that consumer spending growth could return to higher levels. Emerging market debt performed very well this past year. In particular, dollar-denominated Brady bonds rallied as new investors entered the markets and issuers refinanced some of these bonds. The Fund participated to some extent in this move, but not to the degree that some other funds in our category did.

  Let me explain our approach to emerging market debt. First, emerging debt can be divided into investment-grade (rated "BBB" or higher) and below-investment-grade debt. The Fund aims to represent a relatively high-quality portfolio, so we do not believe it should be too heavily exposed to the below-investment-grade sector. In addition, emerging markets, even if the issuer is highly rated, are at times quite volatile -- a volatility that comes with the territory. However, using an approach similar to that applied in the major markets, we have identified what we believe are attractive investment opportunities in these markets.

Q. AS YOU LOOK AHEAD, WHAT CHANGES DO YOU SEE IN THE OVERALL MARKET OR ECONOMIC ENVIRONMENT, PARTICULARLY AS IT RELATES TO THE FUND, AND HOW ARE YOU POSITIONING THE FUND TO TRY TO TAKE ADVANTAGE OF THOSE CHANGES?
A. As always, we will focus on fundamental trends. Currently, nearly all countries in which we invest are characterized by improving budget trends and low or falling inflation -- a positive environment for global bonds. Since there remains a wide range of growth prospects and policy issues among these countries, and major events such as the formation of a single European currency loom on the horizon, we believe global bond investing should continue to offer the kinds of diversification and return opportunities so clearly demonstrated this year. Respectfully,

/s/ Richard O. Hawkins
    Richard O. Hawkins
    Portfolio Manager

--------------------------------------------------------------------------------
   PORTFOLIO MANAGER'S PROFILE

   RICHARD O. HAWKINS IS SENIOR VICE PRESIDENT OF MASSACHUSETTS FINANCIAL SERVICES AND DIRECTOR OF THE INTERNATIONAL FIXED INCOME DEPARTMENT. HE IS PORTFOLIO MANAGER OF MFS WORLD GOVERNMENTS FUND AND HEADS THE TEAM THAT MANAGES THE FOREIGN BOND AND CURRENCY POSITIONS OF MFS WORLD TOTAL RETURN FUND, THE MFS MERIDIAN AND MFS INTERNATIONAL FUNDS, FOUR CLOSED- END FUNDS, AND MFS VARIABLE ANNUITIES.

     MR. HAWKINS IS A 1978 GRADUATE OF BROWN UNIVERSITY AND RECEIVED A MASTER'S DEGREE IN BUSINESS ADMINISTRATION FROM THE UNIVERSITY OF PENNSYLVANIA'S WHARTON SCHOOL OF BUSINESS IN 1986.

     HE JOINED MFS IN AUGUST 1988 AND WAS NAMED VICE PRESIDENT IN 1991,
   SENIOR VICE PRESIDENT IN 1994, AND INTERNATIONAL FIXED INCOME DEPARTMENT
   HEAD IN 1995.
--------------------------------------------------------------------------------
                 COUNTRY WEIGHTINGS
                 Ireland                              10%
                 Germany                              12%
                 Australia                            10%
                 United States                        23%
                 Italy                                11%
                 Other Countries*                     34%

         *For a more complete breakdown, refer to the Portfolio of Investments.

--------------------------------------------------------------------------------
  FUND FACTS

  STRATEGY:               THE FUND'S OBJECTIVE IS TO SEEK NOT ONLY PRESERVATION,
                          BUT GROWTH OF CAPITAL, TOGETHER WITH MODERATE CURRENT
                          INCOME.

  COMMENCEMENT OF
  INVESTMENT OPERATIONS:  FEBRUARY 26, 1981

  SIZE:                   $401 MILLION NET ASSETS AS OF NOVEMBER 30, 1996
--------------------------------------------------------------------------------
PERFORMANCE SUMMARY
The information below and on the following page illustrates the historical performance of MFS World Governments Fund Class A shares in comparison to various market indicators. Class A share results reflect the deduction of the 4.75% maximum sales charge; benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results are historical and assume the reinvestment of dividends and capital gains. The performance of Class B and C would be greater or less than the line shown, based on differences in loads and fees.

The following line graphs, comparing the performance of the Fund to a benchmark index, now include a new index, the J. P. Morgan Global Government Bond Index, an unmanaged index of actively traded government bonds issued from 13 countries (including the United States) with remaining maturities of at least one year. MFS believes that this index is more representative of the countries in which the Fund invests than the Salomon Brothers World Government Bond Index (an unmanaged index representing a wider universe of government bonds), the index which the Fund has been using in previous reports as a benchmark. For this report only, the Salomon index is also included in the graphs.

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 5-Year Period Ended November 30, 1996)

                 MFS                             J.P. Morgan    Salomon Brothers
           World Governments      Consumer         Global           World
                 Fund           Price Index -    Government       Government
                Class A             U.S.         Bond Index       Bond Index
           -----------------    -------------    -----------    ----------------
11/91          $ 9,528            $10,000          $10,000          $10,000
11/92           10,292             10,305           10,881           11,036
11/93           12,003             10,581           12,207           12,469
11/94           11,448             10,864           12,458           12,835
11/95           13,042             11,143           14,715           15,161
11/96           14,002             11,524           15,662           16,004

GROWTH OF A HYPOTHETICAL $10,000 INVESTMENT
(For the 10-Year Period Ended November 30, 1996)

                 MFS                             J.P. Morgan    Salomon Brothers
           World Governments      Consumer         Global           World
                 Fund           Price Index -    Government       Government
                Class A             U.S.         Bond Index       Bond Index
           -----------------    -------------    -----------    ----------------
11/86          $ 9,528            $10,000          $10,000          $10,000
11/88           12,850             10,891           12,167           12,969
11/90           16,050             12,113           14,279           14,556
11/92           18,459             12,856           17,263           17,859
11/94           20,532             13,553           19,766           20,769
11/96           25,112             14,377           24,849           25,898


AVERAGE ANNUAL TOTAL RETURNS
                                                          1 Year         3 Years        5 Years         10 Years
----------------------------------------------------------------------------------------------------------------
MFS World Governments Fund (Class A)
  including 4.75% sales charge                            + 2.27%         + 3.57%        + 6.96%         + 9.64%
----------------------------------------------------------------------------------------------------------------
MFS World Governments Fund (Class A) at net asset value   + 7.36%         + 5.27%        + 8.00%         +10.18%
----------------------------------------------------------------------------------------------------------------
MFS World Governments Fund (Class B) with CDSC            + 2.65%         + 3.59%        + 7.16%         + 9.88%
----------------------------------------------------------------------------------------------------------------
MFS World Governments Fund (Class B) without CDSC         + 6.39%         + 4.39%        + 7.43%         + 9.88%
----------------------------------------------------------------------------------------------------------------
MFS World Governments Fund (Class C) with CDSC            + 5.63%         + 4.45%        + 7.50%         + 9.92%
----------------------------------------------------------------------------------------------------------------
MFS World Governments Fund (Class C) without CDSC         + 6.56%         + 4.45%        + 7.50%         + 9.92%
----------------------------------------------------------------------------------------------------------------
Average general world income fund**                       +13.19%         + 6.71%        + 7.69%         + 8.84%
----------------------------------------------------------------------------------------------------------------
Salomon Brothers World Government Bond Index***           + 5.56%         + 8.68%        + 9.86%         + 9.98%
----------------------------------------------------------------------------------------------------------------
J.P. Morgan Global Government Bond Index                  + 6.43%         + 8.66%        + 9.39%         + 9.53%
----------------------------------------------------------------------------------------------------------------
Consumer Price Index*                                     + 3.42%         + 2.89%        + 2.88%         + 3.70%
----------------------------------------------------------------------------------------------------------------

  * The Consumer Price Index is a popular measure of change in prices.
 ** Source: Lipper Analytical Services.
*** The Salomon Brothers World Government Bond Index is unmanaged and consists of complete universes of government bonds with remaining maturities of at least five years.

Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results.

Class B SEC results with contingent deferred sales charge (CDSC), reflect the applicable CDSC which declines over six years as follows: 4%, 4%, 3%, 3%, 2%, 1%, 0%. Class C shares have no initial sales charge but, along with Class B shares, have higher annual fees and expenses than Class A shares. As of April 1, 1996, Class C shares redeemed within 12 months of purchase will be subject to a 1% CDSC.

Class B and Class C share performance includes the performance of the Fund's Class A shares for periods prior to the commencement of offering of Class B shares on September 7, 1993 and of Class C shares on January 3, 1994. Sales charges and operating expenses for Class A, Class B, and Class C shares differ. The Class A share performance, which is included within the Class B and Class C share performance with CDSC, has been adjusted to reflect the CDSC generally applicable to Class B and Class C shares rather than the initial sales charge generally applicable to Class A shares. Class B and Class C share performance has not been adjusted, however, to reflect differences in operating expenses (e.g., Rule 12b-1 fees), which generally are lower for Class A shares. Fund results reflect any applicable expense subsidies and waivers, without which the performance results would have been less favorable. Subsidies and waivers may be rescinded at any time. See the prospectus for details.

--------------------------------------------------------------------------------
  TAX FORM SUMMARY

  In January 1997, shareholders will be mailed a tax form summary reporting the federal tax status of all distributions paid during the calendar year 1996.
--------------------------------------------------------------------------------

PORTFOLIO OF INVESTMENTS - November 30, 1996
Bonds - 81.8%
-----------------------------------------------------------------------------
                                             Principal Amount
Issuer                                          (000 Omitted)         Value
-----------------------------------------------------------------------------
Foreign Bonds - 69.8%
  Australia - 9.9%
    Commonwealth of Australia, 8.75s, 2001  AUD      11,915  $   10,378,455
    Commonwealth of Australia, 9.75s, 2002            9,000       8,228,220
    Commonwealth of Australia, 9.5s, 2003            16,400      15,093,915
    Queensland Treasury Corp., 8s, 2003               7,200       6,121,825
                                                             --------------
                                                             $   39,822,415
---------------------------------------------------------------------------
  Belgium - 3.5%
    Kingdom of Belgium, 9s, 1998            BEF     130,000  $    4,462,411
    Kingdom of Belgium, 8.75s, 2002                  90,000       3,352,908
    Kingdom of Belgium, 7.25s, 2004                  95,000       3,318,487
    Kingdom of Belgium, 8.5s, 2007                   75,000       2,836,407
                                                             --------------
                                                             $   13,970,213
-----------------------------------------------------------------------------
  Canada - 3.1%
    Government of Canada, 7.5s, 2003        CAD       9,800  $    8,041,622
    Government of Canada, 9s, 2004                    4,750       4,238,142
                                                             --------------
                                                             $   12,279,764
-----------------------------------------------------------------------------
  Denmark - 5.1%
    Kingdom of Denmark, 6s, 1999            DKK      23,494  $    4,129,524
    Kingdom of Denmark, 8s, 2001                     77,248      14,507,941
    Kingdom of Denmark, 7s, 2007                     11,411       1,970,822
                                                             --------------
                                                             $   20,608,287
-----------------------------------------------------------------------------
  Germany - 12.0%
    Federal Republic of Germany,
      6.875s, 1999                          DEM      13,530  $    9,395,345
    Federal Republic of Germany,
      7.125s, 2002                                   15,547      11,175,038
    German Unity Fund, 8.75s, 2000                   14,962      11,182,587
    Treuhandanstalt Obligationen,
      6.375s, 1999                                   23,615      16,314,004
                                                             --------------
                                                             $   48,066,974
-----------------------------------------------------------------------------
  Ireland - 9.6%
    Republic of Ireland, 6.25s, 1999        IEP       4,300  $    7,301,294
    Republic of Ireland, 9.25s, 2003                 15,750      31,001,905
                                                             --------------
                                                             $   38,303,199
-----------------------------------------------------------------------------
  Italy - 5.8%
    Republic of Italy, 8.313s, 1999         ITL   3,475,000  $    2,442,426
    Republic of Italy, 8.313s, 2006              27,805,000      20,762,979
                                                             --------------
                                                             $   23,205,405
-----------------------------------------------------------------------------
  Mexico - 2.7%
    United Mexican States, 7.563s, 2001##     $      11,000  $   11,018,700
-----------------------------------------------------------------------------
  New Zealand - 3.1%
    Government of New Zealand, 8s, 2001     NZD      17,000  $   12,566,203
-----------------------------------------------------------------------------
  Spain - 7.8%
    Government of Spain, 8.4s, 2001         ESP   2,297,530  $   19,173,823
    Government of Spain, 8s, 2004                 1,454,300      12,014,562
                                                             --------------
                                                             $   31,188,385
-----------------------------------------------------------------------------
  Sweden - 2.9%
    Kingdom of Sweden, 11s, 1999            SEK      42,500  $    7,063,840
    Kingdom of Sweden, 10.25s, 2000                  27,800       4,719,007
                                                             --------------
                                                             $   11,782,847
-----------------------------------------------------------------------------
  United Kingdom - 4.3%
    United Kingdom Treasury, 7s, 2001       GBP      10,200  $   17,119,452
-----------------------------------------------------------------------------
Total Foreign Bonds                                            $279,931,844
-----------------------------------------------------------------------------
U.S. Bonds - 12.0%
  U.S. Treasury Obligations - 12.0%
    U.S. Treasury Notes, 6.875s, 2006         $       8,300  $    8,772,021
    U.S. Treasury Stripped Interest
      Payments, 2006                                 50,295      27,311,191
    U.S. Treasury Stripped Interest
      Payments, 2016                                 43,000      11,837,470
                                                             --------------
                                                             $   47,920,682
-----------------------------------------------------------------------------
Total U.S. Bonds                                             $   47,920,682
-----------------------------------------------------------------------------
Total Bonds (Identified Cost, $319,772,034)                    $327,852,526
-----------------------------------------------------------------------------
Short-Term Obligations - 16.2%
-----------------------------------------------------------------------------
  Eurolira Time Deposit, due 4/21/97        ITL  29,660,000  $   19,656,822
  Federal Farm Credit Bank, due 12/04/96       $      7,155       7,151,870
  Federal Home Loan Mortgage Corp.,
    due 12/02/96 - 12/05/96                          17,175      17,167,532
  Federal National Mortgage Assn., due
    12/06/96                                         11,760      11,751,507
  General Electric Co., due 12/03/96                  9,125       9,122,323
-----------------------------------------------------------------------------
Total Short-Term Obligations (Identified Cost, $64,407,059)  $   64,850,054
-----------------------------------------------------------------------------
Call Options Purchased - 0.3%
-----------------------------------------------------------------------------

                                           Principal Amount
                                               of Contracts
Description/Expiration Month/Strike Price     (000 Omitted)
-----------------------------------------------------------------------------
Japanese Government Bonds
  December/108.155                          JPY   1,321,000  $      499,338
  December/111.174                                  852,000         276,048
  January/111.279                                 1,074,000         434,970
  February/116.80                                 1,338,000         167,250
-----------------------------------------------------------------------------
Total Call Options Purchased (Premiums Paid, $380,655)       $    1,377,606
-----------------------------------------------------------------------------
Deutsche Marks
  December/1.495                            DEM      38,802  $      237,355
Deutsche Marks/British Pounds
  December/2.535                                     36,986          70,126
  January/2.45                                       53,162       1,771,896
  January/2.51                                       54,464       1,021,420
Japanese Government Bonds
  December/111.774                          JPY   1,321,000          34,346
Swiss Francs/Deutsche Marks
  January/0.829                             CHF      21,947         380,030
  February/0.84                                      35,649         334,711
  February/0.84                                      22,238         208,192
-----------------------------------------------------------------------------
  Total Put Options Purchased (Premiums Paid, $1,415,969)    $    4,058,076
-----------------------------------------------------------------------------
  Total Investments (Identified Cost, $385,975,717)          $  398,138,262
-----------------------------------------------------------------------------
Call Options Written
-----------------------------------------------------------------------------
Deutsche Marks/British Pounds
  January/2.3682                            DEM      51,387  $         (617)
Japanese Government Bonds
  December/111.774                          JPY   1,321,000        (113,605)
Swiss Francs/Deutsche Marks
  February/0.8265                           CHF      35,076         (24,413)
-----------------------------------------------------------------------------
Total Call Options Written (Premiums Received, $398,581)     $     (138,635)
-----------------------------------------------------------------------------
Put Options Written - (0.6)%
-----------------------------------------------------------------------------
Deutsche Marks/British Pounds
  January/2.45                              DEM      53,162  $   (1,765,092)
Japanese Government Bonds
  December/108.155                          JPY   1,321,000          --
  December/111.174                                  852,000          --
  January/111.279                                 1,074,000          (2,148)
  February/116.8                                  1,338,000         (36,126)
Swiss Francs/Deutsche Marks
  January/0.829                             CHF      21,947        (379,987)
-----------------------------------------------------------------------------
Total Put Options Written (Premiums Received, $1,312,648)    $   (2,183,353)
-----------------------------------------------------------------------------
Other Assets, Less Liabilities - 1.3%                        $    5,158,527
-----------------------------------------------------------------------------
Net Assets - 100.0%                                          $  400,974,801
-----------------------------------------------------------------------------
##SEC Rule 144A restriction.
Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.
AUD = Australian Dollars      ESP = Spanish Pesetas    JPY = Japanese Yen
BEF = Belgian Francs          FIM = Finnish Markkaa    NLG = Dutch Guilders
CAD = Canadian Dollars        FRF = French Francs      NOK = Norwegian Kroner
CHF = Swiss Francs            GBP = British Pounds     NZD = New Zealand Dollars
DEM = Deutsche Marks          HKD = Hong Kong Dollars  SEK = Swedish Kronor
DKK = Danish Kroner           IEP = Irish Punts        THB = Thai Bahts
ECU = European Currency Units ITL = Italian Lire

See notes to financial statements

FINANCIAL STATEMENTS
Statement of Assets and Liabilities
------------------------------------------------------------------------------
November 30, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $385,975,717)          $398,138,262
  Cash                                                                 30,325
  Net receivable for forward foreign currency exchange
    contracts sold                                                 11,888,836
  Receivable for investments sold                                  12,891,772
  Receivable for Fund shares sold                                     291,824
  Net receivable for interest rate swap agreements                  1,307,519
  Interest receivable                                               9,938,290
  Other assets                                                          4,232
                                                                 ------------
    Total assets                                                 $434,491,060
                                                                 ------------
Liabilities:
  Payable for investments purchased                              $ 12,969,017
  Payable for Fund shares reacquired                                  428,121
  Written options outstanding, at value (premiums received,
    $1,711,229)                                                     2,321,988
  Net payable for forward foreign currency exchange contracts
    purchased                                                      16,327,375
  Net payable for forward foreign currency exchange contracts       1,031,570
  Payable to affiliates -
    Management fee                                                     24,717
    Distribution fee                                                    6,340
    Shareholder servicing agent fee                                     5,535
  Accrued expenses and other liabilities                              401,596
                                                                 ------------
      Total liabilities                                          $ 33,516,259
                                                                 ------------
Net assets                                                       $400,974,801
                                                                 ============
Net assets consists of:
  Paid-in capital                                                $380,188,634
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                    7,310,863
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                               2,011,498
  Accumulated undistributed net investment income                  11,463,806
                                                                 ------------
      Total                                                      $400,974,801
                                                                 ============
Shares of beneficial interest outstanding                         34,437,816
                                                                  ==========
Class A shares:
  Net asset value per share
    (net assets of $283,770,256 / 24,245,272 shares of
    beneficial interest outstanding)                                $11.70
                                                                    ======
  Offering price per share (100 / 95.25 of net asset value per
    share)                                                          $12.28
                                                                    ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $102,717,351 / 8,933,379 shares of
    beneficial interest outstanding)                                $11.50
                                                                    ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $14,487,194 / 1,259,165 shares of beneficial
    interest outstanding)                                           $11.51
                                                                    ======
On sales of $100,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.
See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Year Ended November 30, 1996
------------------------------------------------------------------------------
Net investment income:
  Interest income                                                $ 29,740,001
                                                                 ------------
  Expenses -
    Management fee                                               $  3,491,716
    Trustees' compensation                                             31,891
    Shareholder servicing agent fee (Class A)                         461,884
    Shareholder servicing agent fee (Class B)                         208,126
    Shareholder servicing agent fee (Class C)                          20,060
    Distribution and service fee (Class A)                            682,511
    Distribution and service fee (Class B)                            946,025
    Distribution and service fee (Class C)                            133,734
    Custodian fee                                                     418,321
    Auditing                                                           58,183
    Postage                                                            51,347
    Printing                                                           29,326
    Legal                                                               5,202
    Miscellaneous                                                     245,201
                                                                 ------------
      Total expenses                                             $  6,783,527
    Fees paid indirectly                                              (26,799)
                                                                 ------------
      Net expenses                                               $  6,756,728
                                                                 ------------
        Net investment income                                    $ 22,983,273
                                                                 ============
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                      $ 12,574,227
    Written option transactions                                     3,859,882
    Foreign currency transactions                                  (4,903,783)
    Futures contracts                                                  (4,184)
                                                                 ------------
      Net realized gain on investments and foreign currency
        transactions                                             $ 11,526,142
                                                                 ------------
  Change in unrealized appreciation (depreciation) -
    Investments and interest rate swap agreements                $  4,296,226
    Written options                                                (1,201,514)
    Translation of assets and liabilities in foreign currencies   (10,225,655)
                                                                 ------------
      Net unrealized loss on investments and foreign currency
        translation                                              $ (7,130,943)
                                                                 ------------
        Net realized and unrealized gain on investments and
          foreign currency                                       $  4,395,199
                                                                 ------------
          Increase in net assets from operations                 $ 27,378,472
                                                                 ============
See notes to financial statements

Statement of Changes in Net Assets
------------------------------------------------------------------------------
Year Ended November 30,                                  1996            1995
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                         $  22,983,273   $  27,703,556
  Net realized gain on investments and foreign
    currency transactions                          11,526,142       6,230,363
  Net unrealized gain (loss) on investments
    and foreign currency
    translation                                    (7,130,943)     23,059,591
                                                -------------   -------------
      Increase in net assets from operations    $  27,378,472   $  56,993,510
                                                -------------   -------------
Distributions declared to shareholders -
  From net investment income (Class A)          $ (43,075,354)  $     --
  From net investment income (Class B)            (11,027,123)        --
  From net investment income (Class C)             (1,482,641)        --
  From net realized gain on investments and
    foreign currency transactions (Class A)           --          (14,380,757)
  From net realized gain on investments and
    foreign currency transactions (Class B)           --           (2,952,759)
  From net realized gain on investments and
    foreign currency transactions (Class C)           --             (346,641)
                                                -------------   -------------
      Total distributions declared to
        shareholders                            $ (55,585,118)  $ (17,680,157)
                                                -------------   -------------
Fund share (principal) transactions -
  Net proceeds from sale of shares              $  82,946,761   $  89,711,602
  Net asset value of shares issued to
    shareholders in reinvestment
    of distributions                               43,475,232      14,249,917
  Cost of shares reacquired                      (143,219,840)   (149,551,002)
                                                -------------   -------------
    Decrease in net assets from Fund share
      transactions                              $ (16,797,847)  $ (45,589,483)
                                                -------------   -------------
      Total decrease in net assets              $ (45,004,493)  $  (6,276,130)
Net assets:
  At beginning of year                            445,979,294     452,255,424
                                                -------------   -------------
  At end of year (including accumulated
    undistributed net investment income of
    $11,463,806 and $41,131,061, respectively)  $ 400,974,801   $ 445,979,294
                                                =============   =============
See notes to financial statements

Financial Highlights
-----------------------------------------------------------------------------------------------------------
                                                                                           Year Ended
                            Year Ended November 30,                                       December 31,
                            -------------------------------------------------------------------------------
                                1996         1995         1994        1993(++)             1992        1991
-----------------------------------------------------------------------------------------------------------
                             Class A
-----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value -
 beginning of period           $12.46       $11.39       $13.37       $11.50              $12.63      $12.00
                               ------       ------       ------       ------              ------      ------
Income from investment
  operations# -
  Net investment income        $ 0.65       $ 0.76       $ 0.63       $ 0.58              $ 0.87      $ 0.94
  Net realized and unrealized
    gain (loss) on investments
    and foreign currency
    transactions                 0.17         0.76        (1.17)        1.29               (0.70)       0.67
                               ------       ------       ------       ------              ------      ------
      Total from investment
        operations             $ 0.82       $ 1.52      $ (0.54)      $ 1.87              $ 0.17      $ 1.61
                               ------       ------       ------       ------              ------      ------
Less distributions declared to
  shareholders -
  From net investment income   $(1.58)        --         $(1.15)        --                $(1.30)     $(0.75)
  From net realized gain
    on investments and
    foreign currency
    transactions                 --          (0.45)       (0.29)        --                  --           --
  From paid-in capital           --           --           --           --                  --         (0.23)
                               ------       ------       ------       ------              ------      ------
      Total distributions
        declared to
        shareholders           $(1.58)      $(0.45)      $(1.44)      $ --                $(1.30)     $(0.98)
                               ------       ------       ------       ------              ------      ------
Net asset value - end of
  period                       $11.70       $12.46       $11.39       $13.37              $11.50      $12.63
                               ======       ======       ======       ======              ======      ======
Total return++                  7.36%       13.93%      (4.63)%       17.77%+              1.35%       13.42%
Ratios (to average net assets)/Supplemental data:
  Expenses##                    1.42%        1.51%        1.54%        1.54%+              1.53%        1.61%
  Net investment income         5.70%        6.42%        5.45%        5.66%+              6.78%        7.75%
Portfolio turnover               370%         277%         358%         179%+               163%         208%
Net assets at end of period
 (000 omitted)               $283,770     $343,188     $370,110     $443,304            $340,347     $286,089

   + Annualized.
  ++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.
(++) For the 11 months ended November 30, 1993.
   # Per share data for the periods subsequent to November 30, 1993 is based on average shares outstanding.
  ## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

Financial Highlights - continued
--------------------------------------------------------------------------------------------------------------
Year Ended December 31,                            1990          1989          1988          1987         1986
--------------------------------------------------------------------------------------------------------------
                                                 Class A
--------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period             $11.45        $11.11        $11.87        $11.45       $10.70
                                                  ------        ------        ------        ------       ------
Income from investment operations
  Net investment income                           $ 0.98        $ 1.07        $ 0.94        $ 0.91       $ 0.82
  Net realized and unrealized gain (loss) on
    investments and foreign currency
    transactions                                    1.07         (0.26)        (0.42)         1.86         2.35
                                                  ------        ------        ------        ------       ------
      Total from investment operations            $ 2.05        $ 0.81        $ 0.52        $ 2.77       $ 3.17
                                                  ------        ------        ------        ------       ------
Less distributions declared to shareholders -
  From net investment income                      $(0.95)       $(0.47)       $(0.90)       $(0.90)      $(0.82)
  From net realized gain on investment and
    foreign currency transactions                  (0.50)        --            (0.32)        (1.40)       (1.52)
  From paid-in capital                             (0.05)        --            (0.06)        (0.05)       (0.08)
                                                  ------        ------        ------        ------       ------
      Total distributions declared to
        shareholders                              $(1.50)       $(0.47)       $(1.28)       $(2.35)      $(2.42)
                                                  ------        ------        ------        ------       ------
Net asset value - end of period                   $12.00        $11.45        $11.11        $11.87       $11.45
                                                  ======        ======        ======        ======       ======
Total return++                                    17.90%         7.27%         3.68%        23.29%       29.36%
Ratios (to average net assets)/Supplemental data:
  Expenses                                         1.44%         1.42%         1.12%         1.13%        1.17%
  Net investment income                            8.06%         8.42%         7.91%         7.54%        6.57%
Portfolio turnover                                  220%          282%          232%          378%         371%
Net assets at end of period (000 omitted)       $145,202      $124,935      $190,590      $182,738     $142,183

++ Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements

Financial Highlights - continued
------------------------------------------------------------------------------------------
Year Ended November 30,                   1996          1995          1994          1993*
------------------------------------------------------------------------------------------
                                        Class B
------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period    $12.28        $11.32        $13.35         $13.22
                                         ------        ------        ------         ------
Income from investment operations# -
  Net investment income                  $ 0.54        $ 0.65        $ 0.56         $ 0.07
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency transactions          0.17          0.76         (1.19)          0.06
                                         ------        ------        ------         ------
      Total from investment
        operations                       $ 0.71        $ 1.41        $(0.63)        $ 0.13
                                         ------        ------        ------         ------
Less distributions declared to shareholders -
  From net investment income             $(1.49)       $ --          $(1.11)        $ --
  From net realized gain on
    investments and foreign
    currency transactions                  --           (0.45)        (0.29)          --
                                         ------        ------        ------         ------
      Total distributions
        declared to shareholders         $(1.49)       $(0.45)       $(1.40)        $ --
                                         ------        ------        ------         ------
Net asset value - end of period          $11.50        $12.28        $11.32         $13.35
                                         ======        ======        ======         ======
Total return                              6.39%        13.01%       (5.39)%          4.32%+
Ratios (to average net assets)/Supplemental data:
  Expenses##                              2.27%         2.33%         2.38%          2.48%+
  Net investment income                   4.89%         5.59%         4.81%          4.72%+
Portfolio turnover                         370%          277%          358%           179%+
Net assets at end of period
 (000 omitted)                         $102,717       $90,978       $73,458        $24,590

 + Annualized.
 * For the period from the commencement of offering of Class B shares, September 7, 1993 to
   November 30, 1993.
 # Per share data for the periods subsequent to November 30, 1993 is based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

Financial Highlights - continued
-----------------------------------------------------------------------------------------
Year Ended November 30,                                 1996          1995         1994**
-----------------------------------------------------------------------------------------
                                                       Class C
-----------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                  $12.29        $11.31        $12.30
                                                       ------        ------        ------
Income from investment operations# -
  Net investment income                                $ 0.55        $ 0.66        $ 0.50
  Net realized and unrealized gain (loss) on
    investments and foreign currency transactions        0.17          0.77         (1.35)
                                                       ------        ------        ------
      Total from investment operations                 $ 0.72        $ 1.43        $(0.85)
                                                       ------        ------        ------
Less distributions declared to shareholders -
  From net investment income                           $(1.50)       $ --          $(0.14)
  From net realized gain on investments and foreign
    currency transactions                                --           (0.45)         --
                                                       ------        ------        ------
      Total distributions declared to shareholders     $(1.50)       $(0.45)       $(0.14)
                                                       ------        ------        ------
Net asset value - end of period                        $11.51        $12.29        $11.31
                                                       ======        ======        ======
Total return                                            6.56%        13.11%        (6.92)%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                            2.20%         2.26%          2.32%+
  Net investment income                                 4.97%         5.67%          5.06%+
Portfolio turnover                                       370%          277%           358%
Net assets at end of period (000 omitted)             $14,487       $11,813       $ 8,687

 + Annualized.
** For the period from the commencement of offering of Class C shares, January
   3, 1994 to November 30, 1994.
 # Per share data is based on average shares outstanding.
## For fiscal years ending after September 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS World Governments Fund (the Fund) is a non-diversified series of MFS Series Trust VII (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that result from fluctuations in foreign currency exchange rates is not separately disclosed.

Written Options - The Fund may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying securities may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Futures Contracts - The Fund may enter into futures contracts for the delayed delivery of securities, currency or contracts based on financial indices at a fixed price on a future date. In entering such contracts, the Fund is required to deposit either in cash or securities an amount equal to a certain percentage of the contract amount. Subsequent payments are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security, and are recorded for financial statement purposes as unrealized gains or losses by the Fund. The Fund's investment in futures contracts is designed to hedge against anticipated future changes in interest or exchange rates or securities prices. Investments in interest rate futures for purposes other than hedging may be made to modify the duration of the portfolio without incurring the additional transaction costs involved in buying and selling the underlying securities. Investments in currency futures for purposes other than hedging may be made to change the Fund's relative position in one or more currencies without buying and selling portfolio assets. Should interest or exchange rates or securities prices move unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The Fund may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Swap Agreements - The Fund may enter into swap agreements. A swap is an exchange of cash payments between the Fund and another party which is based on a specific financial index. Cash payments are exchanged at specified intervals and the expected income or expense is recorded on the accrual basis. The value of the swap is adjusted daily and the change in value is recorded as unrealized appreciation or depreciation. Risks may arise upon entering into these agreements from the potential inability of counterparties to meet the terms of their contract and from unanticipated changes in the value of the financial index on which the swap agreement is based. The Fund uses swaps for both hedging and non-hedging purposes. For hedging purposes, the Fund may use swaps to reduce its exposure to interest and foreign exchange rate fluctuations. For non-hedging purposes, the Fund may use swaps to take a position on anticipated changes in the underlying financial index.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The Fund uses the effective interest method for reporting interest income on payment-in-kind (PIK) bonds, whereby interest income on PIK bonds is recorded ratably by the Fund at a constant yield to maturity. Legal fees and other related expenses incurred to preserve and protect the value of a security owned are added to the cost of the security; other legal fees are expensed. Capital infusions, which are generally non-recurring, incurred to protect or enhance the value of high-yield debt securities, are reported as an addition to the cost basis of the security. Costs that are incurred to negotiate the terms or conditions of capital infusions or that are expected to result in a plan of reorganization are reported as realized losses. Ongoing costs incurred to protect or enhance an investment, or costs incurred to pursue other claims or legal actions, are reported as operating expenses.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex- dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended November 30, 1996, $2,934,590 was reclassified from accumulated net realized gain on investments to accumulated undistributed net investment income due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share. At November 30, 1996, accumulated undistributed net investment income (realized gain on investments and foreign currency transactions) under book accounting were different from tax accounting due to temporary differences in accounting for foreign currency and foreign tax credits.

Multiple Classes of Shares of Beneficial Interest - The Fund offers Class A, Class B, and Class C shares. The three classes of shares differ in their respective shareholder servicing agent, distribution and service fees. All shareholders bear the common expenses of the Fund pro rata based on the average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee was computed daily and paid monthly at an effective annual rate of 0.90% of average daily net assets through June 30, 1996. Effective July 1, 1996, the management fee is computed daily and paid monthly at an effective annual rate of 0.75% of average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain officers and Trustees of the Fund are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The Fund has an unfunded defined benefit plan for all of its independent Trustees and Mr. Bailey. Included in Trustees' compensation is a net periodic pension expense of $10,211 for the year ended November 30, 1996.

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $86,771 for the year ended November 30, 1996, as its portion of the sales charge on sales of Class A shares of the Fund. The Trustees have adopted separate distribution plans for Class A, Class B, and Class C shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The Class A distribution plan provides that the Fund will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the Fund related to the distribution and servicing of its shares. These expenses include a service fee to each securities dealer who enters into a sales agreement with MFD of up to 0.25% per annum of the Fund's average daily net assets attributable to Class A shares which are attributable to that securities dealer, a distribution fee to MFD of up to 0.10% per annum of the Fund's average daily net assets attributable to Class A shares, commissions to dealers and payments to MFD wholesalers for sales at or above a certain dollar level, and other such distribution-related expenses that are approved by the Fund. MFD retains the service fee for accounts not attributable to a securities dealer which amounted to $148,049 for the year ended November 30, 1996. Payment of the 0.10% per annum Class A distribution fee will commence on such date as the Trustees of the Trust may determine. Fees incurred under the distribution plan during the year ended November 30, 1996 were 0.22% of average daily net assets attributable to Class A shares on an annualized basis.

The Class B and Class C distribution plans provide that the Fund will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the Fund's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers who enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be additional consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $16,637 and $6,237 for Class B and Class C shares, respectively, for the year ended November 30, 1996. Fees incurred under the distribution plans during the year ended November 30, 1996 were 1.00% of average daily net assets attributable to Class B and Class C shares on an annualized basis.

Purchases over $1 million of Class A shares and certain purchases into retirement plans are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following such purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class C shares in the event of a shareholder redemption within 12 months of purchases made on or after April 1, 1996. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the year ended November 30, 1996 were $9,358, $212,515 and $609 for Class A, Class B, and Class C shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of each class of shares at an effective annual rate of up to 0.15%, up to 0.22% and up to 0.15% attributable to Class A, Class B, and Class C shares, respectively.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                      Purchases           Sales
-------------------------------------------------------------------------------
U.S. government securities                       $  258,265,376  $  375,899,606
                                                 ==============  ==============
Investments (non-U.S. government securities)     $1,181,673,546  $1,338,600,377
                                                 ==============  ==============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                     $386,214,567
                                                                   ============
Gross unrealized appreciation                                      $ 13,812,148
Gross unrealized depreciation                                        (1,888,453)
                                                                   ------------
  Net unrealized appreciation                                      $ 11,923,695
                                                                   ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Class A Shares

                  Year Ended November 30, 1996   Year Ended November 30, 1995
                  ----------------------------   ----------------------------
                       Shares           Amount        Shares           Amount
-----------------------------------------------------------------------------
Shares sold         3,456,886     $ 38,473,626     3,654,873     $ 43,257,969
Shares issued to
 shareholders in
 reinvestment of
 distributions      3,084,576       33,899,680     1,062,150       11,588,708
Shares
 reacquired        (9,837,787)    (109,032,589)   (9,674,268)    (113,405,139)
                   ----------     ------------    ----------     ------------
  Net decrease     (3,296,325)    $(36,659,283)   (4,957,245)    $(58,558,462)
                   ==========     ============    ==========     ============

Class B Shares

                  Year Ended November 30, 1996   Year Ended November 30, 1995
                  ----------------------------   ----------------------------
                       Shares           Amount        Shares           Amount
-----------------------------------------------------------------------------
Shares sold         3,389,303     $ 37,175,577     3,283,886     $ 38,572,444
Shares issued to
 shareholders in
 reinvestment of
 distributions        799,999        8,704,007       223,471        2,421,082
Shares
 reacquired        (2,665,621)     (29,293,670)   (2,588,468)     (30,297,163)
                    ---------     ------------       -------     ------------
  Net increase      1,523,681     $ 16,585,914       918,889     $ 10,696,363
                    =========     ============       =======     ============

Class C Shares

                  Year Ended November 30, 1996   Year Ended November 30, 1995
                  ----------------------------   ----------------------------
                       Shares           Amount        Shares           Amount
-----------------------------------------------------------------------------
Shares sold           663,887     $  7,297,558       670,695     $  7,881,189
Shares issued to
 shareholders in
 reinvestment of
 distributions         80,105          871,545        22,172          240,127
Shares
 reacquired          (446,199)      (4,893,581)     (499,286)      (5,848,700)
                      -------     ------------       -------     ------------
  Net increase        297,793     $  3,275,522       193,581     $  2,272,616
                      =======     ============       =======     ============

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended November 30, 1996 was $4,428.

(7) Financial Instruments
The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts, and interest rate swaps. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at November 30, 1996, is as follows:

Written Option Transactions
                                           1996 Calls                          1996 Puts
                                           --------------------------------    --------------------------------
                                           Principal Amounts                   Principal Amounts
                                                of Contracts                        of Contracts
                                               (000 Omitted)       Premiums        (000 Omitted)       Premiums
---------------------------------------------------------------------------------------------------------------
OUTSTANDING, BEGINNING OF PERIOD -
  Australian Dollars                                   9,064   $     57,652               20,306   $    202,885
  Deutsche Marks                                      --              --                  43,731        159,788
  Deutsche Marks/British Pounds                       32,282        207,191               --              --
  Italian Lire/Deutsche Marks                     61,372,554      1,017,097           61,372,554      2,259,799
  Japanese Yen                                        --              --               3,244,000        428,772
  Japanese Yen/Deutsche Marks                         --              --               7,367,471        262,659
Options Written -
  Australian Dollars                                  11,378         61,663               --              --
  Canadian Dollars                                    37,260         38,244               55,892        168,693
  Deutsche Marks                                     232,635      1,281,857               37,819        103,816
  Deutsche Marks/British Pounds                      201,659        746,201               53,162        685,137
  Italian Lire/Deutsche Marks                     51,325,696        403,061               --              --
  Japanese Yen                                     6,768,052        355,264           20,815,137      1,691,763
  New Zealand Dollars                                 --              --                  29,833         44,362
  Spanish Pesetas                                     --              --               5,202,789        129,176
  Swiss Francs/Deutsche Marks                         35,076        106,449               21,947        246,856
Options terminated in closing
  transactions -
  Australian Dollars                                 (20,442)      (119,315)              (8,559)       (52,303)
  Deutsche Marks                                    (232,635)    (1,281,857)             (37,819)      (103,816)
  Deutsche Marks/British Pounds                     (120,874)      (505,107)              --              --
  Italian Lire/Deutsche Marks                   (112,698,250)    (1,420,158)         (61,372,554)    (2,259,799)
  Japanese Yen                                    (5,447,052)      (260,036)         (17,173,000)    (1,603,282)
  Japanese Yen/Deutsche Marks                         --              --              (7,367,471)      (262,659)
  New Zealand Dollars                                 --              --                 (29,833)       (44,362)
Options expired -
  Australian Dollars                                  --              --                 (11,747)      (150,582)
  Canadian Dollars                                   (37,260)       (38,244)             (55,892)      (168,693)
  Deutsche Marks                                      --              --                 (43,731)      (159,788)
  Deutsche Marks/British Pounds                      (61,680)      (251,381)              --              --
  Japanese Yen                                        --              --              (2,301,137)      (136,598)
  Spanish Pesetas                                     --              --              (5,202,789)      (129,176)
                                                 -----------   ------------          -----------   ------------
OUTSTANDING, END OF PERIOD                         1,407,463   $    398,581            4,660,109   $  1,312,648
                                                 ===========   ============          ===========   ============
OPTIONS OUTSTANDING AT END OF PERIOD
  CONSIST OF:
  Deutsche Marks/British Pounds                       51,387   $    196,904               53,162   $    685,137
  Japanese Yen                                     1,321,000         95,228            4,585,000        380,655
  Swiss Francs/Deutsche Marks                         35,076        106,449               21,947        246,856
                                                 -----------   ------------          -----------   ------------
    OUTSTANDING, END OF PERIOD                     1,407,463   $    398,581            4,660,109   $  1,312,648
                                                 ===========   ============          ===========   ============

At November 30, 1996, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
                                                                                       Net Unrealized
                                         Contracts to                      Contracts     Appreciation
                Settlement Date       Deliver/Receive  In Exchange for      at Value   (Depreciation)
-----------------------------------------------------------------------------------------------------
Sales                   2/20/97  AUD       30,718,131     $ 24,029,512  $ 24,987,970     $  (958,458)
                        2/24/96  BEF      445,685,159       14,670,348    14,126,437         543,911
                        2/20/97  CAD       23,697,665       17,737,774    17,664,169          73,605
                        2/07/97  CHF       90,390,058       75,677,248    69,696,249       5,980,999
             12/12/96 - 4/28/97  DEM      509,047,214      337,735,526   332,447,531       5,287,995
                        2/03/97  DKK      120,183,688       21,069,333    20,475,575         593,758
                        5/09/97  ECU       15,325,665       19,511,872   19,332,698,         179,174
                        2/07/97  FIM       90,037,327       19,924,236    19,599,415         324,821
                        2/24/97  GBP       29,141,019       47,684,757    48,893,531      (1,208,774)
                        2/04/97  HKD      171,000,000       22,009,705    22,117,311        (107,606)
                        2/24/97  IEP       21,188,013       33,990,524    35,566,474      (1,575,950)
             12/12/96 - 4/28/97  ITL   87,539,668,825       57,275,314    57,700,956        (425,642)
              1/29/97 - 4/21/97  JPY   14,993,454,576      137,320,672   133,731,002       3,589,670
                        2/03/97  NLG       14,819,043        9,050,350     8,621,230         429,120
                       12/13/96  NZD       46,098,882       31,682,185    32,749,245      (1,067,060)
                        2/03/97  SEK       86,967,170       13,192,252    12,962,979         229,273
                                                          ------------  ------------    ------------
                                                          $882,561,608  $870,672,772    $ 11,888,836
                                                          ============  ============    ============
Purchases               2/20/97  AUD       16,312,572     $ 12,854,307  $ 13,269,625    $    415,318
                        2/20/97  CAD       27,734,943       20,825,000    20,673,543        (151,457)
              1/31/97 - 2/07/97  CHF      109,673,081       89,904,208    84,559,302      (5,344,906)
             12/12/96 - 4/28/97  DEM      515,900,293      343,143,120   336,756,502      (6,386,618)
                        2/03/97  DKK       38,326,941        6,600,719     6,529,723         (70,996)
                        2/07/97  FIM       90,037,327       19,951,088    19,599,415        (351,673)
                        2/07/97  FRF       96,753,967       19,159,202    18,579,858        (579,344)
             12/13/96 - 2/24/97  GBP       26,959,491       44,467,390    45,250,295         782,905
              2/07/97 - 4/28/97  ITL   57,088,589,626       36,613,272    37,513,180         899,908
              1/21/97 - 4/14/97  JPY   18,871,719,244      173,784,696   168,044,424      (5,740,272)
                        2/03/97  NLG       15,655,430        9,196,499     9,107,813         (88,686)
                        5/09/97  NOK      123,697,455       19,511,871    19,377,701        (134,170)
                       12/13/96  NZD       28,933,122       20,035,429    20,554,466         519,037
                        2/03/97  SEK       56,160,144        8,501,827     8,371,006        (130,821)
             12/24/96 - 1/31/97  THB      212,765,000        8,254,215     8,288,615          34,400
                                                          ------------  ------------    ------------
                                                          $832,802,843  $816,475,468    $(16,327,375)
                                                          ============  ============    ============

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts excluded above amounted to a net payable of $1,031,570 at November 30, 1996.

At November 30, 1996, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

Interest Rate Swaps
                                                                                       Cash Flows
                      Notional Principal          Cash Flows Paid                      Received by             Unrealized
Expiration            Amount of Contracts         by the Fund                          the Fund                Appreciation
---------------------------------------------------------------------------------------------------------------------------
10/22/01              ITL 29,660,000,000          Floating - 6 Month LIBOR             Fixed - 8.055%          $1,307,519
                                                                                                               ==========

At November 30, 1996, the Fund has segregated sufficient securities to cover margin requirements on open interest rate swaps.

REPORT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

To the Trustees of MFS Series Trust VII and Shareholders of MFS World Governments Fund:

We have audited the accompanying statement of assets and liabilities of MFS World Governments Fund, including the schedule of portfolio investments as of November 30, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for the periods prior to the year ended November 30, 1994 indicated herein, were audited by other auditors whose report dated January 19, 1994 expressed an unqualified opinion on those financial highlights.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of November 30, 1996, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS World Governments Fund at November 30, 1996, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the three years in the period then ended, in conformity with generally accepted accounting principles.

                                                         /s/ ERNST & YOUNG LLP

Boston, Massachusetts
January 8, 1997



                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

MFS(R) WORLD GOVERNMENTS FUND

TRUSTEES                                                      CUSTODIAN
A. Keith Brodkin* - Chairman and President                    State Street Bank and Trust Company

Richard B. Bailey* - Private Investor;                        INVESTOR INFORMATION
Former Chairman and Director (until 1991),                    For MFS stock and bond market outlooks,
Massachusetts Financial Services Company;                     call toll free: 1-800-637-4458 anytime from
Director, Cambridge Bancorp; Director;                        a touch-tone telephone.
Cambridge Trust Company
                                                              For information on MFS mutual funds,
Peter G. Harwood - Private Investor                           call your financial adviser or, for an
                                                              information kit, call toll free:
J. Atwood Ives - Chairman and Chief Executive                 1-800-637-2929 any business day from
Officer, Eastern Enterprises                                  9 a.m. to 5 p.m. Eastern time (or leave
                                                              a message anytime).
Lawrence T. Perera - Partner
Hemenway & Barnes                                             INVESTOR SERVICE
                                                              MFS Service Center, Inc.
William J. Poorvu - Adjunct Professor,                        P.O. Box 2281
Harvard University Graduate School of                         Boston, MA 02107-9906
Business Administration
                                                              For current account service, call toll free:
Charles W. Schmidt - Private Investor                         1-800-225-2606 any business day from
                                                              8 a.m. to 8 p.m. Eastern time.
Arnold D. Scott* - Senior Executive Vice President,
Director and Secretary, Massachusetts Financial               For service to speech- or hearing-impaired,
Services Company                                              call toll free: 1-800-637-6576 any business
                                                              day from 9 a.m. to 5 p.m. Eastern time.
Jeffrey L. Shames* - President and Director,                  (To use this service, your phone must be
Massachusetts Financial Services Company                      equipped with a Telecommunications
                                                              Device for the Deaf.)
Elaine R. Smith - Independent Consultant
                                                              For share prices, account balances, and
David B. Stone - Chairman, North American                     exchanges, call toll free: 1-800-MFS-TALK
Management Corp. (investment advisers)                        (1-800-637-8255) anytime from a touch-tone
                                                              telephone.
INVESTMENT ADVISER
Massachusetts Financial Services Company                      WORLD WIDE WEB
500 Boylston Street                                           www.mfs.com
Boston, MA 02116-3741

DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street                                           ------------------------------------------------
Boston, MA 02116-3741                                          [DALBAR       For the third year in a row,
                                                                LOGO]         MFS earned a #1 ranking in
PORTFOLIO MANAGER                                             TOP RATED      DALBAR, Inc. Broker/Dealer
Richard O. Hawkins*                                            SERVICE      Survey, Main Office Operations
                                                                           Service Quality Category. The
TREASURER                                                     firm achieved a 3.48 overall score on a
W. Thomas London*                                             scale of 1 to 4 in the 1996 survey. A total
                                                              of 110 firms responded, offering input on the
ASSISTANT TREASURER                                           quality of service they received from 29
James O. Yost*                                                mutual fund companies nationwide. The survey
                                                              contained questions about service quality in
SECRETARY                                                     15 categories, including "knowledge of phone
Stephen E. Cavan*                                             service contacts," "accuracy of transaction
                                                              processing," and "overall ease of doing
ASSISTANT SECRETARY                                           business with the firm."
James R. Bordewick, Jr.*                                      ------------------------------------------------

AUDITORS
Ernst & Young LLP

*Affiliated with the Investment Adviser

MFS(R) WORLD                                                 -------------
GOVERNMENTS FUND            [LOGO: NUMBER 1 DALBAR           BULK RATE
                                   TOP-RATED SERVICE]        U.S. POSTAGE
                                                             PAID
500 Boylston Street                                          PERMIT #55638
Boston, MA 02116                                             BOSTON, MA
                                                             -------------



[LOGO: M F S(SM)]
INVESTMENT MANAGEMENT
WE INVENTED THE MUTUAL FUND(SM)


(C)1997 MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116

                                                      MWG-2 1/97 39M 20/220/320